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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2004


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                    1-5706                  58-0971455
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                     Identification  No.)

             8000 Tower Point Drive, Charlotte, NC             28227
            ----------------------------------------          --------
            (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (704) 321-7380
                                                           --------------

          (Former name or former address, if changed since last report)


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ITEM 8.01 Other Events

     On November 15, 2004, the Company announced that it has not filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Third Quarter Form 10-Q") with the United States Securities and Exchange Commission ("SEC").

     The delay in filing the Third Quarter Form 10-Q is attributable to the additional effort and time that has been required for the finance team of the Company's PeterStar business venture to prepare, finalize and submit its final US GAAP financial results to the Company's corporate finance team. As a result of the delay in the submission of the PeterStar US GAAP financial reports, the Company's corporate finance team has not been able to complete its review and analysis of the PeterStar financial results, and as such, able to finalize the Company's consolidated financial statements and management's discussion and analysis of the Company's financial condition and results of operations.

     At present, the Company is uncertain as to when it will complete the filing of the Third Quarter Form 10-Q with the SEC, but anticipates filing during the week of November 29, 2004.

     The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01. Financial Statements and Exhibits

               (c)  Exhibits.

                    99.1 Press Release of Metromedia International Group, Inc., dated November 15, 2004


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           METROMEDIA INTERNATIONAL GROUP, INC.


                                           By:  /S/ HAROLD F. PYLE, III
                                                --------------------------------
                                                Name:   Harold F. Pyle, III
                                                Title:  Executive Vice President
                                                        Finance, Chief Financial
                                                        Officer and Treasurer

Date: November 16, 2004
Charlotte, NC

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